UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2019

APPSOFT TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-206764	47-3427919
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1225 Franklin Avenue, Suite 325, Garden City, NY	11530
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:           (516) 224-7717

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
common stock, par value $0.001 per share	ASFT	OTCQB

Item 4.01. Changes in Registrant's Certifying Accountant

(a)       Resignation of Independent Registered Public Accounting Firm

On October 21, 2019, AppSoft Technologies, Inc. (the “Company”) dismissed Fruci & Associates II, PLLC (“Fruci”) as the Company’s independent registered accounting firm, effective November 14, 2019. This decision was approved by the Company’s Board of Directors.

The reports of Fruci on the Company’s consolidated financial statements for the years ended December 31, 2018 and 2017 did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except that such reports were qualified as to the Company’s ability to continue as going concern.

During the fiscal years ended December 31, 2018 and 2017, and the subsequent interim period through November 14, 2019, there were no (i) disagreements with Fruci on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to their satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their report, or (ii) reportable events (as described in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided Fruci with a copy of the above disclosures, and Fruci has furnished the Company with a letter addressed to the Securities and Exchange Commission (SEC) stating that it agrees with the statements made above. A copy of Fruci’s letter, dated November 18, 2019, is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(b)       Engagement of New Independent Registered Public Accounting Firm

On November 14, 2019, the Company appointed BF Borgers CPA PC as its new independent registered public accounting firm. The decision to engage BF Borgers CPA PC was approved by the board of directors. During the Company’s most recent fiscal year ended December 31, 2108 and through November 14, 2019, the Company did not consult with BF Borgers CPA PC on (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that may be rendered on the Company’s financial statements, and BF Borgers CPA PC did not provide either a written report or oral advice to the Company that BF Borgers CPA PC concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (iii) any matter that was either the subject of any disagreement, as defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is being filed herewith this Current Report on Form 8-K

Exhibit No.	Description

16.1	Letter Regarding Change in Certifying Accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPSOFT TECHNOLOGIES, INC.

Date: November 18, 2019	By:	/s/ Brian Kupchik.
Brian Kupchik, President